Subsequent event (Q3)	9 Months Ended
Sep. 30, 2017
Subsequent Events [Abstract]
Subsequent event
Note 13 - Subsequent event

On October 9, 2017, we entered into an agreement to acquire privately-held eviCore healthcare (“eviCore”). eviCore offers a broad range of integrated medical benefit management solutions that drive cost reductions and improved quality care outcomes. eviCore manages benefits in categories including radiology, cardiology, musculoskeletal disorders, post-acute care and medical oncology. eviCore contracts with health plans and commercial clients to better ensure appropriate use of healthcare services. We anticipate closing the acquisition during the fourth quarter of 2017 with an estimated purchase price of approximately $3.6 billion. The acquisition is subject to regulatory clearance and other customary closing conditions. The transaction will be accounted for under the authoritative guidance for business combinations.